UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2019

REGIONAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	33-13110-NY	11-2831380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 825-4000

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 5, 2019, B.R. Johnson, LLC (“BRJ LLC”), a majority-owned subsidiary of Regional Brands Inc., entered into a First Amendment Agreement (the “Amendment”) which amends the Credit and Security Agreement dated as of November 1, 2016 by and among BRJ LLC, the lenders which are party thereto, and KeyBank National Association, as the agent for the lenders (as so amended, the “Credit Agreement”).

The Amendment provides for, among other things, an increase in the maximum borrowing amount available pursuant to the revolving credit facility under the Credit Agreement from $6,000,000 to (1) $8,000,000 for the period beginning September 5, 2019 and ending December 31, 2019 and (2) $7,000,000 on January 1, 2020 and thereafter.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	First Amendment Agreement, dated as of September 5, 2019, to the Credit and Security Agreement by and among B.R. Johnson, LLC, the lenders which are party thereto, and KeyBank National Association, as agent (including the form of related Revolving Credit Note).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BRANDS INC.

Date: September 12, 2019
	By:	/s/ Fred DiSanto
	Name:	Fred DiSanto
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	First Amendment Agreement, dated as of September 5, 2019, to the Credit and Security Agreement by and among B.R. Johnson, LLC, the lenders which are party thereto, and KeyBank National Association, as agent (including the form of related Revolving Credit Note).